UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 9, 2024

The Singing Machine Company, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41405	95-3795478
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6301 NW 5th Way, Suite 2900
Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(954) 596-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MICS	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on June 26, 2024, The Singing Machine Company, Inc. (the “Company”) entered into an At-the-Market Issuance Sales Agreement (the “Sales Agreement”) with Ascendiant Capital Markets, LLC, as sales agent (the “Agent”) to sell shares of its common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of up to $1,080,000 (the “Shares”) from time to time, through an “at the market offering” (the “ATM Offering”) as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). On June 27, 2024, the Company filed a prospectus supplement with the Securities and Exchange Commission (“SEC”) relating to the offer and sale of up to $1,080,000 of Common Stock in the ATM Offering (the “Prospectus Supplement”).

As previously reported, on July 8, 2024, the Company entered into the First Amendment to the Sales Agreement to increase the number of shares to be sold in the ATM Offering to $2,020,000.

On August 9, 2024, the Company entered into the Second Amendment to the Sales Agreement (the “Amendment”) to increase the number of shares to be sold in the ATM Offering to $3,100,000.

The Company will file a supplement to the Prospectus Supplement (the “Supplement”) with the SEC to increase the amount of Common Stock that may be offered and sold in the ATM Offering under the Sales Agreement to up to $3,100,000 in the aggregate.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Shares, nor shall there be any offer, solicitation or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The foregoing description of the Sales Agreement, as amended by the Amendment, does not purport to be complete and is qualified in its entirety by reference to, the Amendment, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

A copy of the opinion of Sichenzia Ross Ference Carmel LLP relating to the validity of the Shares that may be sold pursuant to the Sales Agreement, as amended by the Amendment, is filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

5.1	Opinion of Sichenzia Ross Ference Carmel LLP

10.1	Amendment to At-The-Market Issuance Sales Agreement, dated August 9, 2024, with Ascendiant Capital Markets, LLC.

23.1	Consent of Sichenzia Ross Ference Carmel LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2024	The Singing Machine Company, Inc.

	By:	/s/ Gary Atkinson
	Name:	Gary Atkinson
	Title:	Chief Executive Officer